SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2004

SONICWALL, INC.

(Exact name of registrant as specified in its charter)

California	000-27723	77-0270079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1143 Borregas Avenue

Sunnyvale, California 94089

(408) 745-9600

(Address, including zip code and telephone number, of principal executive offices)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by SonicWALL, Inc., dated January 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, SonicWALL, Inc. (“SonicWALL”) issued a press release regarding SonicWALL’s financial results for its fourth fiscal quarter ended December 31, 2003. The full text of SonicWALL’s press release, together with the related Consolidated Statements of Operations, Pro Forma Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows, are attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC

By:	/s/ Kathleen M. Fisher
Chief Financial Officer

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by SonicWALL, Inc., dated January 29, 2004, titled “SonicWALL Reports Fourth Quarter 2003 Financial Results,” together with related Consolidated Statements of Operations, Pro Forma Consolidated Statements of Operations, Condensed Consolidated Balance Sheets, and Condensed Consolidated Statements of Cash Flows.*

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.